Supplement to the
Fidelity® Variable Insurance Products
Bond Index Portfolio Initial Class, Service Class and Service Class 2
April 28, 2020
Prospectus

Effective October 1, 2020, Richard Munclinger replaces Jay Small as a co-manager of the fund.

Effective October 1, 2020, the following information supplements similar information found in the ”Fund Summary” section under the heading ”Portfolio Manager(s)”.

Richard Munclinger (co-manager) has managed the fund since October 2020.

Effective October 1, 2020, the following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Richard Munclinger is co-manager of the fund, which he has managed since October 2020. Since joining Fidelity Investments in 2016, Mr. Munclinger has worked as a quantitative analyst and portfolio manager.

VUSB-20-01 1.9900308.100	September 9, 2020